Exhibit 99.1

LETTER OF TRANSMITTAL

Exchange Offer by K2 Inc. for All Outstanding

7.375% Senior Notes Due July 1, 2014

For New

7.375% Senior Notes Due July 1, 2014

Pursuant to the Prospectus dated             , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2005, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

The exchange agent is:

U.S. Bank, National Association

By Delivery by Regular Mail:	By Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission (for Eligible Institutions Only):
U.S. Bank, National Association	U.S. Bank, National Association	(651) 495-8158
60 Livingston Avenue	60 Livingston Avenue
St. Paul, MN 55107-2292	St. Paul, MN 55107-2292
Attn: Specialized Finance	Attn: Specialized Finance

For Confirmation by Telephone: (800) 934-6802

TO TENDER OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, BY THE EXPIRATION DATE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

By execution of this Letter of Transmittal, the undersigned acknowledges that he or she has received the prospectus, dated                     , 2004 (the “Prospectus”), of K2 Inc., a Delaware corporation (“K2”), as issuer, and certain of K2’s existing and future domestic subsidiaries, as guarantors, and this Letter of Transmittal, which together constitute the offer of K2 (the “Exchange Offer”) to exchange all outstanding 7.375% Senior Notes Due July 1, 2014 (collectively, the “Outstanding Notes”) for a like principal amount of 7.375% Senior Notes due July 1, 2014 (collectively, the “Exchange Notes”), subject to the terms and conditions set forth therein. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used to tender Outstanding Notes:

•	if certificates representing tendered Outstanding Notes are to be forwarded herewith;

•	if a tender is made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in “The exchange offer – How to tender outstanding notes for exchange” in the Prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof; or

•	if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The exchange offer – Guaranteed delivery procedures.”

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Outstanding Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that K2 may enforce this Letter of Transmittal against such holder.

Only registered holders are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. In order for any holder of Outstanding Notes to tender in the Exchange Offer all or any portion of such holder’s Outstanding Notes, the Exchange Agent must receive on or prior to the Expiration Date, this Letter of Transmittal, or an Agent’s Message, the certificates for all physically tendered Outstanding Notes or a confirmation of the book-entry transfer of the Outstanding Notes being tendered into the Exchange Agent’s account at DTC, and all documents required by this Letter of Transmittal, or a notice of guaranteed delivery.

Any participant in DTC’s system and whose name appears on a security position listing as the registered owner of Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes to the Exchange Agent’s account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Outstanding Notes:

•	DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Outstanding Notes to the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

In order to properly complete this Letter of Transmittal, a holder of Outstanding Notes must:

•	complete the box entitled, “Description of Outstanding Notes Tendered”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions and special delivery instructions;

•	complete the box entitled “Sign Here to Tender Your Outstanding Notes in the Exchange Offer”; and

•	complete the Substitute Form W-9 accompanying this Letter of Transmittal.

If a holder of Outstanding Notes desires to tender his, her or its Outstanding Notes for exchange and, prior to the Expiration Date, (1) such holder’s Outstanding Notes are not immediately available, (2) such holder cannot deliver to the Exchange Agent his, her or its Outstanding Notes, this Letter of Transmittal and all other documents required hereby, or (3) such holder cannot complete the procedures for book-entry transfer, such holder must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of Prospectus entitled “The exchange offer – Guaranteed delivery procedures.” See Instruction 2.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2005, unless extended by K2.

Persons who are beneficial owners of Outstanding Notes but are not registered holders and who desire to tender Outstanding Notes should contact the registered holder of such Outstanding Notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders for exchange the Outstanding Notes described in the box entitled “Description of Outstanding Notes Tendered” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

(1) Name(s) and Address(es) of registered holder(s) (Please fill in, if blank)	(2) Outstanding Notes	(3) Principal Amount Tendered for Exchange(A)

	Total Principal Amount Tendered:	$
(A) The minimum permitted tender is $1,000 in principal amount of Outstanding Notes. All other tenders must be integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting Outstanding Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to K2 for exchange the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to K2 all right, title and interest in and to all such Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity, to K2;

•	present and deliver such Outstanding Notes for transfer on the books of K2; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the Outstanding Notes are accepted for exchange, K2 will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or K2 to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by DTC.

The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by K2 and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by K2 of certain of its obligations under the registration rights agreement that was filed as an exhibit to the registration statement of which the Prospectus is a part.

The undersigned also acknowledges that the Exchange Offer is being made by K2 in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. K2 believe that Exchange Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of K2 within the meaning of Rule 405 under the Securities Act or that tenders Outstanding Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, K2 does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore K2 cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of K2, of the above mentioned no-action letters is incorrect such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that none of K2 or the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	such holder is not an “affiliate” of K2 within the meaning of Rule 405 under the Securities Act;

•	the Exchange Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•	such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

•	if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; and

•	if such holder is a broker-dealer, the Outstanding Notes being tendered for exchange were acquired for its own account as a result of market-making activities or other trading activities (and not directly from K2), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

Any holder of Outstanding Notes who is an affiliate of K2 or who tenders Outstanding Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Outstanding Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Prospectus and this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, some of which may be waived or modified by K2, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “The exchange offer – Conditions to the exchange offer.” The undersigned recognizes that as a result of such conditions K2 may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Outstanding Notes validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

K2 is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Outstanding Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Outstanding Notes not tendered or not accepted for exchange and certificates representing Exchange Notes issued in exchange for Outstanding Notes in the name(s) of the holder(s) appearing under “Description of Outstanding Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing Exchange Notes issued in exchange for Outstanding Notes to the address of the holder(s) appearing under “Description of Outstanding Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Outstanding Notes, please credit the account of the undersigned maintained at DTC appearing under the table “Description of Outstanding Notes Tendered” with any Outstanding Notes not accepted for exchange or any Exchange Notes issued in exchange for Outstanding Notes. The undersigned recognizes that K2 has no obligation pursuant to the special issuance instructions, to transfer any Outstanding Notes from the name of the holder thereof if K2 does not accept for exchange any of the Outstanding Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Notes.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for Exchange Notes issued for Outstanding Notes, or certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Outstanding Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.	To be completed ONLY if the certificates for Exchange Notes issued for Outstanding Notes, certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issued to:	Mail to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Including Zip Code)	(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)	(Taxpayer Identification Number or Social Security Number)

Credit Outstanding Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

SIGN HERE TO TENDER YOUR OUTSTANDING NOTES IN THE EXCHANGE OFFER

Signature(s) of holder(s) of Outstanding Notes

Dated:                                                        , 2004

(Must be signed by the registered holder(s) of Outstanding Notes exactly as name(s) appear(s) on certificate(s) representing the Outstanding Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title):

Name(s):
(Please type or print)

Address:
(Include Zip Code)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S) (If required – see Instructions 1 and 6)

Authorized Signature:

Name:
(Please type or print)

Title:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:                                                        , 2004

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Outstanding Notes tendered hereby are tendered:

•	by the registered holder(s) of Outstanding Notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of an Eligible Institution. The term “Eligible Institution” means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agent’s Medallion Program, the Stock Exchange’s Medallion Program or the New York Stock Exchange’s Medallion Signature Program. An Eligible Institution includes firms that are members of a registered national securities exchange, members of the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office in the United States or certain other eligible guarantors.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Certificates for Outstanding Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. In order for a holder of Outstanding Notes to tender all or any portion of such holder’s Outstanding Notes, the Exchange Agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an agent’s message with respect to such holder, the certificates for all physically tendered Outstanding Notes, or a confirmation of the book-entry transfer of the Outstanding Notes being tendered into the Exchange Agent’s account at DTC, and any other required documents, prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery to the Exchange Agent of this Letter of Transmittal, Outstanding Notes and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date, to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Outstanding Notes tendered for exchange should be sent only to the Exchange Agent, not to K2 or DTC.

If holders desire to tender Outstanding Notes for exchange pursuant to the Exchange Offer and, if prior to the Expiration Date:

•	certificates representing such Outstanding Notes are not lost but are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Outstanding Notes or other required documents to reach the Exchange Agent; or

•	the procedures for book-entry transfer cannot be completed;

such holder may effect a tender of Outstanding Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The exchange offer – Guaranteed delivery procedures.” Pursuant to the guaranteed delivery procedures:

•	such tender must be made by or through an Eligible Institution;

•

prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth above, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by K2 setting forth the name(s) and address(es) of the registered holder(s) of such Outstanding Notes, the certificate number(s) and the principal amount of Outstanding Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Outstanding Notes (or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

•	this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Outstanding Notes in proper form for transfer (or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent’s account with DTC and an Agent’s Message) and all other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Outstanding Notes Tendered” above is adequate, the certificate numbers and principal amounts of Outstanding Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Outstanding Notes may be withdrawn at any time prior to the Expiration Date by delivery of a written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent prior to the Expiration Date;

•	specify the name of the person having tendered the Outstanding Notes to be withdrawn;

•	identify the Outstanding Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Outstanding Notes);

•	specify the principal amount of Outstanding Notes to be withdrawn;

•	where certificates for Outstanding Notes were transmitted, specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•	if Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her or its election to have such Outstanding Notes exchanged;

•	be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Outstanding Notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Outstanding Notes are to be registered, if different from that of the person tendering the Outstanding Notes.

The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including, time of receipt, will be determined by K2, in its sole discretion, and such determination will be final and binding on all parties.

Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption “The exchange offer – How to tender outstanding notes for exchange” in the Prospectus at any time prior to the Expiration Date.

5. Partial Tenders (Not Applicable To Holders Of Outstanding Notes Who Tender By Book-Entry Transfer). Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered for exchange in column (3) of the box entitled “Description of Outstanding Notes Tendered.” In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the holders of Outstanding Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

•	If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

•	If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to K2 of its authority so to act must be submitted, unless waived by K2.

•	If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Outstanding Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder(s) thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•	If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes, the certificates representing such Outstanding Notes must be properly endorsed for transfer by the registered holder(s) or be accompanied by a properly completed bond power from the registered holder(s), in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) of the Outstanding Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

•	If the Outstanding Notes or the Exchange Notes issued in exchange for the Outstanding Notes are to be issued in the name of a person other than the registered holder(s), this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Outstanding Notes into the name of such person.

7. Transfer Taxes. Except as set forth in this Instruction 7, K2 will pay or cause to be paid any transfer taxes applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, the Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued or if any Outstanding Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Outstanding Notes will be determined by K2, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. K2 reserves the absolute right to reject any or all tenders of Outstanding Notes that are not in proper form or the acceptance of which would, in K2’s opinion, be unlawful. K2 also reserves the right to waive any defects or irregularities as to the tender of any particular Outstanding Notes. K2’s interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Outstanding Notes must be cured within such time as K2 determines, unless waived by K2. Tenders of Outstanding Notes shall not be deemed to have been made until all defects or irregularities have been waived by K2 or cured. None of K2, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding Notes, or will incur any liability to registered holders of Outstanding Notes for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, K2 reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer – Conditions to the Exchange Offer” in the Prospectus, and accept for exchange any Outstanding Notes tendered. To the extent that K2 waives any condition to the Exchange Offer, it will waive such condition as to all Outstanding Notes.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Exchange Agent with such Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is such Payee’s social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the Exchange Notes. If backup withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide the Exchange Agent such Payee’s correct TIN by completing the “Substitute Form W-9” accompanying this Letter of Transmittal, certifying that the holder is a United States person (including a United States resident alien) that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should check the “Awaiting TIN” box in Part 3 of the Substitute Form W-9, and should sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, reportable payments that are received by such holder generally will be subject to backup withholding unless the holder has furnished the Exchange Agent with its TIN by the time such payment is made.

If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the “Exempt” box in Part 4 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

12. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder of Outstanding Notes whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

14. Incorporation of this Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through, DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered by such participant.

IMPORTANT - This Letter of Transmittal, together with certificates for tendered Outstanding Notes, with any required signature guarantees or an Agent’s Message in lieu thereof, together with all other required documents or a notice of guaranteed delivery must be received by the Exchange Agent prior to the Expiration Date.

IMPORTANT TAX INFORMATION

The holder is required to give the Exchange Agent the social security number or employer identification number of the holder of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYOR’S NAME: K2 INC.

SUBSTITUTE FORM W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) or Employer Identification Number.
Department of the Treasury Internal Revenue Service. Payor’s Request for Taxpayer Identification Number (TIN).

Part 2 – Certification

Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am NOT subject to back-up withholding because: (a) I am exempt from back-up withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

Part 3 – ☐ Check if Awaiting TIN Part 4 – ☐ Exempt

Sign Here

Certification Instructions- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to back-up withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that your are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE:                                                       DATE:

Payee’s name and address:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me may be withheld.

Signature:                                      Date:__________, 200_

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtain a Number:

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency of or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount renewed is not paid in money.

•	Payments made by certain foreign nations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest if $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payee.

•	Payments of tax-exempt interest (including exempt-interest dividends in section 852).

•	Payments described in section 6049(b)(5) to non-resident alien.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties:

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —	For this type of account:		Give the SOCIAL SECURITY number of —
1.	An individual’s account	The individual	8.	Sole proprietorship account or single owner LLC that has not elected corporate status	The owner (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)	9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representatives or trustee unless the legal entity itself is not designated in the account title.) (5)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)	10.	Corporation or LLC electing corporate status by filing form 8832	The corporation or LLC

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.	Religious, charitable, or educational organization account	The organization

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12.	Partnership account held in the name of the business	The partnership

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor or incompetent person(3)	13.	Association, club or other tax-exempt organization	The organization

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.	A Broker or registered nominee	The broker or nominee

	b. So-called trust account that is not a legal or valid trust under State law.	The actual owner(1)	15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments.	The public entity

1. List first and circle the name of the person whose number you furnish.

2. Circle the minor’s name and furnish the minor’s Social Security number.

3. Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s Social Security number.

4. Show the name of the Owner.

5. List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Unregistered notes Tendered	Unregistered notes Accepted

Delivery Prepared by:	Checked By:	Date:

The Exchange Agent for the Exchange Offer is:

U.S. Bank,

National Association

60 Livingston Avenue

St. Paul, MN 55107-2292

Attn: Specialized Finance

Telephone: (800) 934-6802

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 934-6802.

ALL UNREGISTERED NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR UNREGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO DTC PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT AS DESCRIBED HEREIN.